EVERGREEN KEYSTONE GROWTH AND INCOME AND BALANCED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1997

                             AS AMENDED JULY 1, 1997


Growth and Income Funds

Evergreen Growth and Income Fund ("Growth and Income")
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund)
 ("Income and Growth")
Evergreen Small Cap Equity Income Fund ("Small Cap")
Evergreen Utility Fund ("Utility")
Evergreen Value Fund ("Value")
Keystone Fund for Total Return ("Total Return")

Balanced Funds

Evergreen Foundation Fund ("Foundation")
Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
Evergreen American Retirement Fund ("American Retirement")
Evergreen Balanced Fund ("Balanced")

         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 1997 for the Growth and Income Funds and July 1, 1997 for the Balanced Funds, for the specific Fund in which you are making orcontemplating an investment. The Evergreen Keystone Growth and Income and Balanced Funds are offered through four separate prospectuses: one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return; and one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Foundation, Tax Strategic, American Retirement and Balanced.

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                                TABLE OF CONTENTS

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Investment Objectives and Policies.......................................3
Investment Restrictions..................................................7
Non-Fundamental Operating Policies......................................15
Certain Risk Considerations.............................................15
Management..............................................................16
Trustees ...............................................................16
Investment Advisers.....................................................28
Distribution Plans......................................................35
Allocation of Brokerage.................................................37
Additional Tax Information..............................................40
Net Asset Value.........................................................43
Purchase of Shares......................................................44
General Information about the Funds.....................................55
Performance Information.................................................56
General  ...............................................................62
Financial Statements....................................................62
Appendix "A"............................................................64

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                       INVESTMENT OBJECTIVES AND POLICIES
           (SEE ALSO "DESCRIPTION OF THE FUNDS - INVESTMENT OBJECTIVES
                    AND POLICIES" IN EACH FUND'S PROSPECTUS)

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         The  investment  objective(s)  of each  Fund and a  description  of the securities in which each Fund may invest is set forth under "Description of the Funds-Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

     The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     (i) the full faith and credit of the U.S. Treasury;

     (ii) the issuer's right to borrow from the U.S. Treasury;

     (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (iv) the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii) Farmers Home Administration;

     (iii) Federal Home Loan Banks;

     (iv) Federal Home Loan Mortgage Corporation;

     (v) Federal National Mortgage Association; and

     (vi) Student Loan Marketing Association.

     Restricted and Illiquid Securities (All Funds)

     Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer undertakings to make a market in the security; and

     (iv) the nature of the security and the nature of the marketplace trades.

     Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

     When-Issued and Delayed Delivery Securities (Balanced, Tax Strategic, Utility, Value and Total Return)

     Securities purchased on a when-issued or delayed delivery basis are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Balanced, Utility and Value do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets and Tax Strategic's commitment to purchase when-issued securities will not exceed 25% of the Fund's total assets. Total Return does not intend to invest more than 5% of its net assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (All Funds)

         Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     Reverse Repurchase Agreements (Small Cap, Utility, Value, Tax Strategic, Balanced and Total Return)

         Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

     Options and Futures Transactions (All Funds except Balanced, American Retirement and Tax Strategic)

          Options which Balanced, Utility and Value trade must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

         Balanced, Utility, Value and Total Return may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized gain offsets the decrease in value of the hedged securities.

         Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Purchasing Options

          Balanced, Utility, Value and Total Return may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

         Balanced, Utility, Value and Total Return intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions. Total Return will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such option.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

         Balanced will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Income and Growth and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. A Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Income and Growth and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds (Growth and Income and Total Return)

     Consistent with its strategy of investing in "undervalued" securities, Growth and Income and Total Return may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Total Return may invest without limit in debt securities which are rated below investment grade. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

Variable and Floating Rate Securities (Foundation and Tax Strategic)

          The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of a Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal. Foundation may invest no more than 5% of its total assets, at the time of the investment in question, in variable and floating rate securities. Tax Strategic will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 5% or less of its net assets.


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                             INVESTMENT RESTRICTIONS

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FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except  as  noted,   the  investment   restrictions  set  forth  below  are
fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

       1.  CONCENTRATION OF ASSETS IN ANY ONE ISSUER

     Neither Growth and Income nor Income and Growth may invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     American Retirement may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     None of Balanced, Foundation, Small Cap, Utility, Value or Total Return may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

         Tax Strategic may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio.

       2.  TEN PERCENT LIMITATION ON SECURITIES OF ANY ONE ISSUER

         None of American Retirement, Foundation, Small Cap, Growth and Income or Income and Growth may purchase more than 10% of any class of securities of any one issuer other than the U.S.
government and its agencies or instrumentalities.

         Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

         Neither Tax Strategic nor Total Return may purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       3.  INVESTMENT FOR PURPOSES OF CONTROL OR MANAGEMENT

         None of American Retirement, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility*, Value or Total Return may invest in companies for the purpose of exercising control or management.

       4.  PURCHASE OF SECURITIES ON MARGIN

         None of American Retirement, Balanced, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility, Value or Total Return may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

       5.  UNSEASONED ISSUERS

         Neither American Retirement nor Foundation may invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

         None of Income and Growth, Value*, Utility* or Total Return may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

         None of Growth and Income, Small Cap* and Tax Strategic* may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       6.  UNDERWRITING

     American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic, Income and Growth, Balanced, Utility, Value and Total Return will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

     7. INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.

     None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         Neither Balanced* nor Utility* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

         Value will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

       8.  CONCENTRATION IN ANY ONE INDUSTRY

         Neither Growth and Income nor Income and Growth may concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

         None of American Retirement, Foundation, Small Cap and Tax Strategic may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or (ii) with respect to Tax Strategic, to municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

         Balanced and Value will not invest 25% or more of the value of their total assets in any one industry except Balanced may invest more than 25% and Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Utility will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

         Total Return will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (i) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (iii) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iv) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

       9.  WARRANTS

     None of American Retirement, Growth and Income, Income and Growth, Small Cap*, Foundation or Tax Strategic* may invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

         Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

       10.  OWNERSHIP BY TRUSTEES/OFFICERS

         None of American Retirement, Balanced*, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

         Portfolio securities of any Fund may not be purchased from or sold or loaned to its adviser or any affiliate thereof, or any of their directors, officers or employees.

       11.  SHORT SALES

         Neither American Retirement nor Foundation may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

         None of Growth and Income, Tax Strategic* and Income and Growth may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

          Small Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

         Neither Balanced nor Total Return will make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. With respect to Balanced, the use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

         Utility and Value will not sell any securities short.

       12.  LENDING OF FUNDS AND SECURITIES

          Neither Small Cap nor Tax Strategic may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

     None of American Retirement, Foundation, Growth and Income and Income and Growth may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

         None of Foundation, Small Cap or Tax Strategic, may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

         Neither American Retirement or Growth and Income may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities (100% of the current market value for American Retirement), provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

          Income and Growth may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Income and Growth), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

          Balanced will not lend any of its assets except portfolio securities in accordance with its investment objective, policies and limitations.

         Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

         Value will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

         Total Return will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       13.  COMMODITIES

       Tax Strategic may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

       Small Cap may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

          None of American Retirement, Foundation, Growth and Income, Income and Growth may purchase, sell or invest in commodities or commodity contracts.

          None of Balanced, Utility, Value or Total Return will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

       14. REAL ESTATE

         Small Cap may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

          None of American Retirement, Foundation, Growth and Income, Tax Strategic or Income and Growth may purchase, sell or invest in real estate or interests in real estate, except that (i) each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) Tax Strategic may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

         None of Balanced, Utility or Value will buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

         Total Return will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.


     15.  BORROWING,  SENIOR  SECURITIES,   REPURCHASE  AGREEMENTS  AND  REVERSE
REPURCHASE AGREEMENTS

         None of American Retirement, Foundation or Income and Growth may borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes (and, with respect to American Retirement only, for leverage), provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets (5% of total assets for American Retirement and Foundation) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Neither American Retirement nor Foundation may issue senior securities, except as permitted by the Investment Company Act of 1940. Neither Foundation nor American Retirement may enter into repurchase agreements or reverse repurchase agreements.

         Neither Small Cap nor Tax Strategic may borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that each of Small Cap, Tax Strategic will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

     Growth and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

         Balanced and Utility will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Balanced will not purchase any securities while any borrowings are outstanding. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Neither Balanced nor Utility will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Balanced and Utility may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

          Value will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

         Total Return will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made. The Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets. The Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

       16.  JOINT TRADING

         None of American Retirement, Foundation, Growth and Income, Small Cap,* Tax Strategic,* or Income and Growth may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

       17.  OPTIONS

         Foundation and Tax Strategic* may not write, purchase or sell put or call options, or combinations thereof.

         Neither Growth and Income nor Income and Growth may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

         American Retirement may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

          Utility* will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

       18.  INVESTMENT IN EQUITY SECURITIES

         American Retirement may not invest more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

       19.  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

         Balanced*, Utility and Value will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

         Total Return may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase or assets or similar transaction.

         Each other Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

       20.  RESTRICTED SECURITIES

         Balanced and Value will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for, in the case of Balanced, certain restricted securities which meet criteria for liquidity established by the Trustees).

         Utility* will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.


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                       NON-FUNDAMENTAL OPERATING POLICIES

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         Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

       1. FUTURES AND OPTIONS TRANSACTIONS

         Small Cap will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

       2.  ILLIQUID SECURITIES

         None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

          Balanced and Utility will not invest more than 10% (in the case of Balanced) or 15% (in the case of Utility) of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in the case of Utility, in non-negotiable time deposits.

         Except with respect to borrowing money (and with respect to Total Return, including borrowing money), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


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                           CERTAIN RISK CONSIDERATIONS

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          There can be no  assurance  that a Fund will  achieve  its  investment objective(s) and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

     In addition, the ability of Tax Strategic to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests -- and of banks issuing letters of credit backing such securities -- to meet their obligations with respect to the payment of interest and principal when due. The ratings of Moody's Investors Service, Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc., and other nationally recognized rating organizations represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, resulting from numerous factors.

       Unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

       The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


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                                                    MANAGEMENT

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     The Evergreen  Keystone Funds consist of seventy-three  mutual funds.  Each mutual fund is, or is a series of, a registered, open-end management company.

     The Trustees and executive officers of each mutual fund, their ages, addresses and principal occupations during the past five years are set forth below:

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                                                     TRUSTEES

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     JAMES S. HOWELL (72),  4124 Crossgate Road,  Charlotte,  NC-Chairman of the
Evergreen Keystone group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

     RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

     MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

     Messrs. Howell, Salton and Scofield are Trustees of all seventy-three investment companies.

     GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

     THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

     WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NCTrustee. Partner in the law firm Holcomb and Pettit, P.A.
since
1990.

     Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

     LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

     FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

     Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).

     FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

     CHARLES A. AUSTIN III (61) Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

     CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

     K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

     F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

     DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

     ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

     Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

     GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995. -------- * Messrs. Pettit and Bissell may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank, Evergreen Asset Management Corp., Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:


NAME OF TRUST/FUND                       ANNUAL RETAINER           MEETING FEE

Income and Growth                                $ 5,500              $ 300
Growth and Income                                    500                100
The Evergreen American
Retirement Trust                                   1,000                100
         American Retirement
         Small Cap
Evergreen Foundation Trust
         Foundation                                  500                100
         Tax Strategic                                                  100
Evergreen Investment Trust*                       15,500              2,000
         Balanced
         Utility
         Value
Keystone Total Return**

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

 (4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen group of mutual funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen group of mutual funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:

                                                        Annual      Meeting
                                                       Retainer     Fee
Keystone Global Opportunities Fund                     $   500      $   20
Keystone Global Resources and Development Fund         $ 2,000      $   80
Keystone Omega Fund                                    $ 2,000      $   80
Keystone Small Company Growth Fund II                  $   500      $   20
Keystone Strategic Income Fund                         $ 2,000      $   80
Keystone Tax Free Income Fund                          $   500      $   20
Keystone Quality Bond Fund (B-1)                       $ 2,000      $   80
Keystone Diversified Bond Fund (B-2)                   $ 2,500      $  100
Keystone High Income Bond Fund (B-4)                   $ 2,500      $  100
Keystone Balanced Fund (K-1)                           $ 3,000      $  120
Keystone Strategic Growth Fund (K-2)                   $ 2,000      $   80
Keystone Growth and Income Fund (S-1)                  $   500      $   20
Keystone Mid-Cap Growth Fund (S-3)                     $   500      $   20
Keystone Small Company Growth Fund (S-4)               $ 3,000      $ 120
Keystone International Fund Inc.                       $   500      $   20
Keystone Precious Metals Holdings, Inc.                $   500      $   20
Keystone Tax Free Fund                                 $ 5,500       $ 220

(8) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.

(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

       Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended March 31, 1997 (fiscal year ended November 30, 1996 for Total Return and January 31, 1997 for Income and Growth).

                                       Aggregate Compensation From Each Trust

 Name  of             Evergreen        Evergreen       Evergreen         Evergreen         Evergreen         Keystone
Trustee               Income           Growth          American          Foundation        Investment        Fund for
                      and              and             Retirement        Trust             Trust             Total
                      Growth           Income          Trust                                                 Return
                      Fund             Fund

L.B.Ashkin            $7,249            $1,108         $2,016            $1,764            $        0       $0
F. Bam                 6,949             1,021          1,816             1,564                     0        0
R.J. Jeffries          3,239               409            800               550                     0        0
J.S. Howell            7,410             1,187          2,032             2,034                26,007        0


Name  of             Evergreen        Evergreen       Evergreen         Evergreen         Evergreen         Keystone
Trustee               Income           Growth          American          Foundation        Investment        Fund for
                      and              and             Retirement        Trust             Trust             Total
                      Growth           Income          Trust                                                 Return
                      Fund             Fund

G.M.                    6,834             966           1,809             1,446            22,355              0
McDonnell
T.L. McVerry            7,238            1,111          2,017             1,790            24,902              0
W.W. Pettit             7,071            1,029          2,003             1,548            23,504              0
R.A. Salton             7,071            1,029          2,003             1,548            23,504              0
M.S. Scofield           7,071            1,029          2,003             1,548            23,504              0
F. Amling                    0               0              0                 0                 0              0
C.A. Austin                  0               0              0                 0                 0        0
G.S. Bissell                 0               0              0                 0                 0        0
E.D. Campbell                0               0              0                 0                 0        0
C.F. Chapin                  0               0              0                 0                 0        0
K.D. Gifford                 0               0              0                 0                 0        0
L. Keith                     0               0              0                 0                 0        0
F.R. Keyser                  0               0             47                 0                 0        0
D.M.                         0               0              0                 0                 0        0
Richardson
R.J. Shima                   0               0             47                 0                 0        0
A.J. Simons                  0               0              0                 0                 0        0

                                       -------------------------------------

                           Total Compensation From Trusts
                           and Fund Complex Paid To Trustees


J.S. Howell                               $77,400
R.A. Salton                                71,200
M.S. Scofield                              71,200

     As of the date of this Statement of Additional Information, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

       Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of June 1, 1997.





                                            Name of                                       % of
Name and Address                            Fund/Class             No. of Shares          Class
----------------                            ----------             -------------          ------------
MLPF&S for the sole benefit                 Balanced/C                 7,441            24.29%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

A.G. Edwards & Sons Inc C/F                 Balanced/C                 3,982            13.00%
Lottie Helen O'Leary
IRA Account
1139 Via Doble
Concord, CA 94521-4713

Fubs & Co. Febo                             Balanced/C                 3,273            10.68%
FUNB NC F B O Goldston S. Bldg.
Supply Loan Acct.
Attn: Frank Pierce Loan Ofcr
PO Box 3008, 6th Floor
Raleigh, NC 27602-3008


Fubs & Co. Febo                              Balanced/C                 2,194            7.16%
First Union National Bank-FL F/B/O
Leroy Selby, Jr. Loan Account
Attn: Carol Moening
Hwy 50 Orrice
Titusville, FL 32780

First Union National Bank                   Balanced/Y              30,977,338           54.21%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank                   Balanced/Y              26,083,390            45.64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151

2
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union Natl. Bank-FL C/F               Income and                   2,381             6.12%
Fred W. Cookson IRA                         Growth/C
6704 Willow Lane Braden Woods
Bradenton, FL 34202-9632

Fubs & Co. Febo                             Income and                    2,570           6.61%
Last Stop Inc.                              Growth/C
8661 Colesville Rd #D149
Silver Spring, MD 20910-3933

MLPF&S for the sole benefit                 Growth and                 172,906           22.97%
of its customers                             Income/C
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank/EB/INT            Growth and                   4,296,089       19.69%
Cash Account                                Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT            Growth and                 11,712,074        53.69%
Reinvest Account                            Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union Natl Bank-VA C/F            American Retirement/C            7,467             6.11%
Vincent A. Megna IRA
7017 Capitol View Dr.
McLean, VA 22101-2616

Charles Schwab & Co. Inc.             American Retirement/Y            487,073          18.44%
Special Custody Account for the
Exclusive Benefit of Customers
Reinvest Account Mut Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT American Retirement/Y                  224,830          8.51%
Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

MLPF&S for the sole benefit                 Small Cap/A                10,025           9.06%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/A                6,037            5.46%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/B                17,778           7.95%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/C                11,918            5.33%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Nola Maddox Falcone                          Small Cap/Y                133,937          5.68%
70 Drake Road
Scarsdale, NY 10583-6447

Stephen A. Lieber                           Small Cap/Y                123,357          5.23%
1210 Greacen Point Rd.
Mamaroneck, NY 10543-4693

First Union National Bank/EB/INT          Small Cap/Y                  990,500         42.00%
Cash Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

First Union National Bank/EB/INT    Small Cap/Y                        406,529          17.24%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

Citibank NA                              Small Cap/Y                   375,596          15.93%
Delta Airlines Master Trust
308235
Joe Villella Citicorp Services
1410 N. Westshore Blvd. F15
Tampa, FL 33607-4519
Charles Schwab & Co. Inc.              Foundation/A                  1,065,330         7.71%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

MLPF&S for the sole benefit                 Foundation/C               389,470          22.97%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Charles Schwab & Co. Inc.       Foundation/Y                           3,409,898        6.86%
Special Custody Account for
the Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT    Foundation/Y                       4,589,976        9.23%
Cash Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT Foundation/Y                          16,323,890       32.84%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  29202-1911

Mac & Co.                                   Foundation/Y                  6,561,937     13.20%
Aetna Retirement Services
Central Valuation Unit
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198
Fubs & Co. Febo                          Tax Strategic /A               78,331          5.35%
Ray D. Russenberger
PO Box 12063
Pensacola, FL 32590-2063

MLPF&S for the sole benefit       Tax Strategic /C                     150,045          40.70%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Fubs & Co. Febo                 Tax Strategic /C                         21,749         5.90%
Hossein Golabachi and

Margot R. Golabachi
4848 Old Belair Lane
Grovetown, GA 30813-9729

Fubs & Co. Febo                 Tax Strategic /C                         46,040         12.49%
Brenda Dykgraaf
9710 Wildoak Drive
Windermere, FL 34786-8335

Nola Maddox Falcone         Tax Strategic /Y                            102,130         9.01%
70 Drake Rd.
Scarsdale, NY 10583-6447

Constance E. Lieber             Tax Strategic /Y                       59,814           5.28%
1210 Greacen Point Rd
Mamaroneck, NY 10543-4613

Stephen A. Lieber               Tax Strategic/Y                        518,329          45.72%
1210 Greacen Point Rd
Mamaroneck, NY 10543-4613


Fubs & Co. Febo                 Utility/C                              6,315            19.31%
Elsie B. Strom
Lewis F. Strom
906 Wells Street
Bennettsville, SC 29512-3240

Fubs & Co. Febo                 Utility/C                                 3,816         11.67%
Laura Alyce Hulbert
Ronald F. Hulbert
7900 Latchington Court
Charlotte, NC 28227-3190

Fubs & Co. Febo                 Utility/C                              1,772            5.42%
Evelyn L. Smith
Creg Smith
3294 Myrtle Street
Hapeville, GA 30354-1418

Fubs & Co. Febo                 Utility/C                              2,056            6.29%
Max Ray and
Jeralyne Ray
Route 2 Box 111
Greenmountain, NC 28740-9618

Fubs & Co. Febo                         Utility/C                      2,156            6.59%
Thomas McKinney and
Lottie McKinney
170 Scott Blvd.
Tyrone, GA 30290-9767

Khalid Iqbal C/F                    Utility/Y                          7,156            5.31%
Fatima Khalid Iqbal
Unif Gift Min Act KY
401 Bogle St.
Somerset, KY 42503-2870

First Union National Bank       Utility/Y                               47,610           35.33%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank       Utility/Y                               72,869%          54.08%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank-FL C/F            Value/C                      16,393           16.87%
Irving Decter IRA
418 Mariner Dr.
Jupiter, FL 33447

FUBS & Co. FEBO                             Value/C                    6,253            6.44%
Clara Caudill
812 N. Ocean Blvd. #402
Pompano Beach, FL 33062-4014

First Union National Bank       Value/Y                                786,882          33.24%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank       Value/Y                                112,241          65.51%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

MLPF&S for the sole benefit   Key Tot Return/A                         136,080          5.91%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit   Key Tot Return/B                         438,214          10.14%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor

Jacksonville, FL 32246-6484

SSN/TIN: 866168037            Key Tot Return/C                         134,649          12.89%
Lavedna Ellingson
Douglas Ellingson TTEES
Lavedna Ellingson Marital Trust
U/A DTD 5-1-86
8510 McClintock
Tempe, AZ 85284-2527
MLPF&S for the sole benefit                 Key Tot Return/C           129,186          12.36%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Key Tot Return/C           132,989          5.31%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484
- ---------------------------------

     First Union National Bank ("FUNB") and its affiliates act in various capacities for numerous accounts. As a result of its ownership on June 1, 1997 of 50.11% the shares of Small Cap, 35.17% of Growth and Income, 83.15% of Balanced and 63.10% of Value, FUNB may be deemed to "control" these Funds as that term is defined in the 1940 Act.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

         The investment adviser of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by FUNB (the"Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina.

         The investment adviser of Balanced, Utility and Value is FUNB which provides investment advisory services through its Capital Management Group.

     The investment adviser of Total Return is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

     The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President. The Directors of Keystone are Donald McMullen, William M. Ennis, II and Barbara I. Colvin. The executive officers of Keystone are Edward F. Godfrey, Senior Vice President, Chief Financial Officer and Treasurer, and Rosemary D. Van Antwerp, Senior Vice President, General

Counsel and Secretary.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber"), were acquired by First Union through certain of its subsidiaries. Contemporaneously with the acquisition, Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic entered into new investment advisory agreements with Evergreen Asset and into distribution agreements with Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), an affiliate of BISYS Fund Services. At that time, Evergreen Asset also entered into new sub-advisory agreements with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. The new advisory and sub-advisory agreements were approved by the shareholders of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic at their meetings held on June 23, 1994, and became effective on June 30, 1994.

         On September 6, 1996, First Union and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Total Return entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registrations under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:



BALANCED                Three Months            Year Ended             Year Ended             Year Ended
                        Ended 3/31/97           12/31/96               12/31/95               12/31/94
Advisory Fee            $1,170,691              $4,765,912             $4,870,748             $4,621,512
                        ==========              ==========             ============           =========


INCOME                                         Year Ended              Year Ended             Year Ended
AND GROWTH                                     1/31/97                 1/31/96                1/31/95
Advisory Fee                                   $8,823,541               $9,343,195            $8,542,289
                                               ===========             ==========             ==========

INCOME                                         Year Ended              Year Ended             Year Ended
AND GROWTH                                     1/31/97                 1/31/96                1/31/95
Expense                                        $              0       $     53,576
Reimbursement


FOUNDATION              Three Months           Year Ended              Year Ended             Year Ended
                        Ended 3/31/97          12/31/96                12/31/95               12/31/94
Advisory Fee            $3,246,270             $11,140,780             $5,387,186             $2,551,768
                        =========              =========               =========              =========
Expense
Reimbursement           $              0       $             0         $    11,064
                        =========              =========               =========



SMALL CAP                                      Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                    $ 63,333                $  45,397              $29,075
Waiver                                         ($ 63,333)              ($  45,397)            ($29,075)
                                               ------------            -------------          ------------
Net Advisory Fee                                $          0            $           0          $         0
                                               =========               ========               ========
Expense
Reimbursement                                   $133,406                $164,584               $63,704
                                               --------------          ---------------        ------------


UTILITY                                        Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                    $725,733                $456,021               $153,458
Waiver                                         ($396,483)              ($299,028)             ($152,038)
                                               --------------          --------------         --------------
Net Advisory Fee                                $329,300                $156,993               $    1,420
                                               ========                ========               ========
Expense
Reimbursement                                   $           0           $ 51,894               $106,957
                                               ----------------        ---------------        ---------------


GROWTH AND INCOME                              Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                   $5,287,338               $1,332,685            $684,891
                                               =========               =========              =======

GROWTH AND INCOME                              Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Expense
Reimbursement                                  $       5,000           $      38,106
                                               -----------------       ----------------

AMERICAN                 Three Months          Year ended              Year Ended             Year Ended
RETIREMENT               Ended 3/31/97         12/31/96                12/31/95               12/31/94
Advisory Fee             $255,438               $549,949               $297,242               $292,628

Waiver                   $           0         ($ 24,841)
                         -------------         --------------
Net Advisory Fee         $225,438               $525,108
                                               ========
Expense
Reimbursement            $  90,000              $    3,400             $  76,464
                         -------------         ---------------         -------------


TAX STRATEGIC              Three Months         Year Ended             Year Ended             Year Ended
                           Ended 3/31/97        12/31/96               12/31/95               12/31/94
Advisory Fee               $143,945              $354,958               $140,386               $65,915
Waiver                     $           0        ($  90,551)            ($96,975)              ($65,915)
                           -------------        -------------          ------------           -------------
Net Advisory Fee           $143,945              $264,407               $43,411                $         0
                           =======              ========               =======                ========
Expense
Reimbursement              $           0        $  11,339              $85,543                $  3,777
                                                ------------           -----------            ------------



VALUE                                          Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                   $6,950,730              $5,120,579             $3,850,673



TOTAL RETURN                                   Year Ended              Year Ended             Year Ended
                                               11/30/96                11/30/95               11/30/94
Advisory Fee                                   $448,266                $300,290               $242,315


         Utility commenced operations on January 4, 1994 and, therefore, the first year's figures set forth in the table above reflect for Utility investment advisory fees paid for the period from commencement of operations through December 31, 1994.

Expense Limitations

         Evergreen Asset has voluntarily agreed to reimburse Small Cap to the extent that any of the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average net assets until such time as said Fund's net assets reach $15 million.

     Keystone has voluntarily agreed to limit Total Return's Class A expenses to 1.50% of the average daily net assets of Class A shares, such expense limitation to be reevaluated on a calendar month basis and to be modified or eliminated in the future at the discretion of Keystone.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignments. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

         The Investment Advisory Agreements with respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and were last approved by the Trustees of each Trust on June 17, 1997.

         The Investment Advisory Agreement with respect to Balanced, Utility and Value dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on June 17, 1997.

         The Investment Advisory Agreement with respect to Total Return was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

     Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Although the investment objectives of the Funds are not the same, and their investmentdecisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, FUNB or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period ended July 7, 1995, and the fiscal years ended December 31, 1994 and 1993 Balanced incurred $392,991, $779,584 and $597,752, respectively, in administrative service costs. For the period ended July 7, 1995, and the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility incurred $10,384 and $16,382, respectively, in administrative service costs, all of which were voluntarily waived. For the period ended July 7, 1995, and for the fiscal years ended December 31, 1994 and 1993, Value incurred $374,216, $649,487, and $526,836, respectively, in administrative service costs.

     Since July 8, 1995, Evergreen Asset provided administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also served as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion;
 .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995, and the fiscal year ended December 31, 1996 (and for the three month period ended March 31, 1997 for Balanced), Balanced, Utility and Value incurred the following administration costs: Balanced $283,139, $459,486, and $91,488, respectively; Utility $39,330 and $70,215, respectively; and Value $323,050 and $670,060, respectively.

     BISYS  Fund  Services,   an  affiliate  of  the   Distributor,   serves  as
sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds administered by EKIS for which FUNB, Evergreen Asset, or any affiliate of First Union National Bank also serves as investment adviser, calculated in accordance with the following schedule:
 .0100% on the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by EKIS for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $29 billion as of March 31, 1997. Effective March 11, 1997, Evergreen Keystone Investment Services, Inc. ("EKIS") began providing administrative services to each of the portfolios of Evergreen Investment Trust at the same rates as described above.

--------------------------------------------------------------------------------

                        DISTRIBUTION PLANS AND AGREEMENTS

--------------------------------------------------------------------------------

     Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B Class and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Balanced, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Balanced, Utility, and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

     Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation, Tax Strategic and Total Return incurred the following Distribution Plans and Shareholder Services Plan fees:

Distribution Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, $7, $4,915 and $18,106 on behalf of its Class A shares, $126,
$46,636 and $189,323, respectively on behalf of its Class B shares, and $7, $1,516 and $6,382, respectively on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $22,055 and $122,222, respectively, on behalf of its Class A shares, $159,114 and $934,314, respectively, on behalf of its Class B shares, and $6,902 and $36,055, respectively, on behalf of its Class C shares.

AMERICAN   RETIREMENT.   For  the  fiscal   period  from  January  3,  1995
(commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $659, $14,426 and $7,950, respectively, on behalf of its Class A shares; $9,137, $199,829 and $124,370, respectively, on behalf of its Class B shares; and $187, $5,713 and $2,995, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $340 and $618, respectively, on behalf of its Class A shares, $1,298 and $3,199, respectively, on behalf of its Class B shares, and $111 and $267, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $116,677, $414,289 and $135,502, respectively on behalf of its Class A shares; $972,541, $3,487,899 and $1,113,659, respectively, on behalf of its Class B shares; and $37,823, $152,488 and $51,839, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $2,582, $16,426 and $8,004, respectively, on behalf of its Class A shares; $21,725, $131,282 and $62,195, respectively, on behalf of its Class B shares; and $1,292, $16,493 and $8,824, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $44,889, $101,222 and $195,178, respectively, on behalf of its Class B shares, and $36,580, $60,201 and $84,812, respectively, on behalf of its Class C shares.

Shareholder Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, shareholder services fees on behalf of $42, $15,546 and $63,108, respectively, on behalf of its Class B shares, and $3, $505 and $2,127, respectively, on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, shareholder services fees of $53,139 and $311,235 on behalf of its Class B shares, and $2,301 and $12,018, respectively, on behalf of its Class C shares.

AMERICAN   RETIREMENT.   For  the  fiscal   period  from  January  3,  1995
(commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $3,045, $66,610 and $41,457, respectively, on behalf of its Class B shares; and $62, $1,904 and $998, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $433 and $1,066, respectively, on behalf of its Class B shares, and $37 and $89, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $324,180, $1,162,633 and $371,220, respectively, on behalf of its Class B shares; and $12,608, $50,829 and $17,280, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations)through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997 , $7,242, $43,761 and $20,732, respectively, on behalf of its Class B shares, and $431, $5,498 and $2,941, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $61,955, $61,454 and $75,270, respectively, on behalf of its Class A shares, $14,587, $33,741, and $65,059, respectively, on behalf of Class B shares; and $20,893, $20,066, and $28,183, respectively, on behalf of its Class C shares.

Balanced, Value and Utility incurred the following Distribution Services Plans and Shareholder Services Plans fees:

Distribution Fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996 and the three month period ended March 31, 1997, $102,621, $102,400, $107,023 and
$26,750, respectively, on behalf of Class A shares; and $670,202, $784,084, $810,803 and $205,485, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996 and the three month period ended March 31, 1997, $310, $1,811, $1,883 and $710, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $473,347, $603,896 and $767,254, respectively, on behalf of Class A shares, and $621,330, $916,221 and $1,255,600, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $716, $4,798 and $8,706, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $9,658, $133,582 and $252,753, respectively, on behalf of Class A shares, and $169,007, $234,357 and $283,875, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $232, $1,271 and $2,843, respectively, on behalf of Class C shares.

Shareholder Services Plans fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996 and the three month period ended March 31, 1997, $83,641, $261,361, $270,267 and
$68,495, respectively, on behalf of Class B shares, and $103, $604, $628 and $237, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,225, $305,407 and $418,533, respectively, on behalf of Class B shares; and $239, $1,599 and $2,902, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $24,141, $78,119 and $94,625, respectively, on behalf of Class B shares; and $77, $424 and $948, respectively, on behalf of Class C shares.

--------------------------------------------------------------------------------


                             ALLOCATION OF BROKERAGE

--------------------------------------------------------------------------------


     Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

     The Fund's Board of Trustees has determined that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. The Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Total Return Fund.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (i) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (ii) the amount and percentage thereof paid to Lieber; and (iii) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



INCOME AND GROWTH                                    Year Ended        Year Ended     Year Ended
                                                        1/31/97          1/31/96         1/31/95
Total Brokerage                                      $3,529,313         $3,255,068          $3,755,606
Commissions
Dollar Amount and %                                   $2,835,293         $2,982,640         $3,465,900
paid to Lieber                                               80%                92%                92%
% of Transactions
Effected by Lieber                                            47%               90%                97%

FOUNDATION                               Three Months      Year Ended        Year Ended      Year Ended
                                         Ended 3/31/97       12/31/96          12/31/95        12/31/97
Total Brokerage                              $83,153         $689,724          $393,121        $282,250
Commissions
Dollar Amount and %                         $81,365          $680,252           $380,226      $  276,985
paid to Lieber                                  98%                99%               98%              98%
% of Transactions
Effected by Lieber                              97%                96%               97%              98%


SMALL CAP                                    Year Ended        Year Ended      Period Ended
                                               12/31/96          12/31/95          12/31/94
Total Brokerage                                 $14,647            $5,968           $ 3,998
Commissions
Dollar Amount and %                             $13,246            $4,863           $ 3,618
paid to Lieber                                      90%               81%                90%
% of Transactions
Effected by Lieber                                  87%                77%               90%



GROWTH AND INCOME                               Year Ended        Year Ended      Year Ended
                                                   12/31/96         12/31/95        12/31/94
Total Brokerage                                    $519,064         $210,923         $80,871
Commissions
Dollar Amount and %                                $429,888          $160,659         $71,721
paid to Lieber                                          83%               76%             89%
% of Transactions                                       78%               74%             88%



AMERICAN RETIREMENT         Three Months    Year Ended        Year Ended         Year Ended
                            Ended 3/31/97    12/31/96           12/31/95            12/31/94

Total Brokerage                    $14,54     $55,581            $57,216            $203,922
Commissions
Dollar Amount and %               $11,925     $51,579            $53,276            $202,838
paid to Lieber                        82%         93%                93%                  99%
% of Transactions
Effected by Lieber                    68%         89%                82%                  99%

TAX STRATEGIC                 Three Months     Year Ended        Year Ended      Period Ended
                             Ended 3/31/97      12/31/96            12/31/9          12/31/94
Total Brokerage                     $11,34       $51,273            $37,374            $24,872
Commissions
Dollar Amount and %                 $10,75        $50,033           $35,954            $24,072
paid to Lieber                          95%           98%               96%                97%
% of Transactions
Effected by Lieber                      97%           97%               94%                98%

         Income and Growth changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the commissions reported in the foregoing table reflect for Income and Growth the period from April 1, 1994 to January 31, 1995.

         American Retirement, Balanced, Foundation and Tax Strategic have changed their fiscal year ends to March 31 from December 31, effective March 31, 1997.

         Balanced, Value, Utility and Total Return did not pay any commissions to Lieber. For the three month period ended March 31, 1997 and the fiscal years ended December 31, 1996, 1995 and 1994, Balanced paid $256,092, $522,227,
$615,041 and $450,569, respectively, in commissions on brokerage transactions. For the fiscal year ended December 31, 1996 and 1995, and for the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility paid $323,978, $272,806 and $66,294, respectively, in commissions on brokerage transactions. For the fiscal years ended December 31, 1996, 1995 and 1994, Value paid $3,164,292, $1,644,077 and $1,437,338, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1996, 1995 and 1994, Total Return paid $227,013, $92,665 and $65,514, respectively, in commissions on brokerage transactions.



--------------------------------------------------------------------------------
                           ADDITIONAL TAX INFORMATION
                    (SEE ALSO "OTHER INFORMATION - DIVIDENDS,
               DISTRIBUTIONS AND TAXES" IN EACH FUND'S PROSPECTUS)
--------------------------------------------------------------------------------


         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(iii) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares.

     Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount a Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit and deductions are subject to certain limitations.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Strategic

         With respect to Tax Strategic, to the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


--------------------------------------------------------------------------------


                                 NET ASSET VALUE

--------------------------------------------------------------------------------

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

         The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

     The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

     Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of Balanced, Utility and Value are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholders Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

          The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.


                                       Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Balanced                             3/31/97            $12.87             $0.64                $13.51
Growth and Income                    12/31/96           $22.53             $1.12                $23.65
Income and Growth                    1/31/97            $21.79             $1.09                $22.88
American Retirement                  3/31/97            $13.74             $0.69                $14.43
Small Cap                           12/31/96             $13.10            $0.65                $13.75

                                      Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Foundation                           3/31/97             $16.00            $0.80                $16.80


Tax Strategic                        3/31/97            $13.57             $0.68                $14.25

Utility                             12/31/96            $10.57             $0.53                $11.10
Value                               12/31/96            $20.57             $1.03                $21.60
Total Return                        11/30/96            $17.33             $1.06                $18.39


          Prior to January 3, 1995, shares of Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of these Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered by Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation or Tax Strategic prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

         With respect to Balanced, Utility and Value, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8 through December 31, 1995, commissions were paid to and amounts were retained by the current Distributor as noted below:



                                 Three Months         Year Ended          Period From          Period From
                                 Ended 3/31/97        12/31/96            7/8/95               1/1/95
                                                                          to 12/31/95          to 7/7/95
BALANCED
Commissions                        $25,829              $77,026             $15,844              $11,841
Received
Commissions                          $3,100              $9,150              $1,731               $1,303
Retained
VALUE
Commissions                                             $522,573             $58,797             $56,058
Received
Commissions                                             $ 56,609             $ 6,615             $ 6,001
Retained
UTILITY

                                 Three Months         Year Ended          Period From          Period From
                                 Ended 3/31/97        12/31/96             7/8/95               1/1/95
                                                                           to 12/31/95          to 7/7/95
Commissions                                            $ 74,988              $ 15,692           $ 20,958
Received
Commissions                                             $ 7,857              $ 1,727            $ 2,228
Retained


          With  respect  to Income  and  Growth,  Growth  and  Income,  American
Retirement, Small Cap, Foundation and Tax Strategic, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:

                                          Three Months         Year Ended           Year Ended           Period from 1/3/95
                                         Ended 3/31/97           1/31/97              1/31/96                to 1/31/95
INCOME AND GROWTH
Commissions Received                                           $ 187,403              $ 98,890                 $ 4,585
Commissions Retained                                            $ 20,208              $ 10,733                   ---
                                                               Year Ended           Year Ended
                                                                12/31/96             12/31/95
GROWTH AND INCOME
Commissions Received                                          $ 1,473,258            $ 326,249
Commissions Retained                                           $ 158,858             $ 37,300

AMERICAN RETIREMENT
Commissions Received                        $121,810           $ 317,718             $ 42,447
Commissions Retained                        $12,910             $ 20,024
                                                                                      $ 7,397
SMALL CAP
Commissions Received                                            $ 3,568                $ 778
Commissions Retained                                             $ 340                 $ 284
FOUNDATION

                                          Three Months         Year Ended           Year Ended           Period from 1/3/95
                                         Ended 3/31/97           1/31/97              1/31/96                to 1/31/95
Commissions Received                       $ 495,558          $ 2,418,388            $1,604,275

Commissions Retained                        $ 53,267            $ 57,736             $ 178,885
TAX STRATEGIC
Commissions Received                       $ 141,912           $ 199,131             $ 28,976
Commissions Retained                        $ 16,111            $ 25,078              $ 3,266

     With respect to Total Return, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Company, which prior to December 1, 1996, was the distributor for Total Return.



                                  Three Months          Year Ended          Year Ended          Year Ended
                                  Ended 3/31/97         11/30/96                 11/30/95       11/30/94

TOTAL RETURN
Commissions Received                                     $355,043            $190,327           $106,144
Commissions Retained                                    ($595,877)          ($243,621)          ($ 90,031)


         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

          Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.


     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

     (i) the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous  day) of
(a) all Class A shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph; and

     (iv) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Statement of Intention may include purchases of Class A shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Letter of Intent. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

     Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(I) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (I) the assessment of the higher distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


--------------------------------------------------------------------------------

                       GENERAL INFORMATION ABOUT THE FUNDS
               (SEE ALSO "OTHER INFORMATION - GENERAL INFORMATION"
                           IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


 Capitalization and Organization

         Each of the Evergreen  Growth and Income Fund and Evergreen  Income and
Growth Fund is a Massachusetts business trust. Evergreen American Retirement Fund and Evergreen Small Cap Equity Income Fund are each separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. The Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund are each separate series of the Evergreen Foundation Trust, a Massachusetts business trust. The Evergreen Balanced Fund, Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Balanced Portfolio, First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a Board of Trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Income and Growth and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. American Retirement, Small Cap, Foundation, Tax Strategic, Balanced, Value and Utility may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Total Return may issue an unlimited number of shares of beneficial interest with a no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

     Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between each Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

     Sullivan & Worcester LLP, Washington, D.C. serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Income and Growth.

     KPMG Peat Marwick LLP has been selected to be the independent auditors of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Value, Total Return, Foundation and Tax Strategic.


--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for the most recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods (if applicable) and for the three months ended March 31, 1997 for American Retirement, Foundation, Tax Strategic, and Balanced is set forth in the table below.



INCOME AND                                              1 Year Ended         5 Years                10 Years Ended
GROWTH                                                  1/31/97              Ended 1/31/97          1/31/97
Class A                                                 8.4%                 9.5%                   7.7%
Class B                                                 8.0%                 10.0%                  8.1%
Class C                                                 11.9%                10.3%                  8.1%
Class Y                                                 14.1%                10.7%                   8.3



GROWTH AND                                              1 Year Ended         5 Y ears Ended         10 Years
INCOME                                                  12/31/96             12/31/96               Ended 12/31/96
Class A                                                 17.6%                15.6%                  14.0%
Class B                                                 17.6%                16.2%                  14.4%
Class C                                                 21.6%                16.5%                  14.4%
Class Y                                                 23.8%                16.9%                  14.6%



AMERICAN                        3 Months Ended          1 Year Ended        5 Years Ended         From inception*****
RETIREMENT                      3/31/97                 3/31/97             3/31/97               to 3/31/97
Class A                         (4.8%)                   3.8%                ---                   13.89%
Class B                         (5.3%)                   3.0%                ---                   14.37%
Class C                         (1.3%)                   7.0%                ---                   15.52%
Class Y                          0.0%                    9.1%                ---                   10.53%


SMALL CAP                                               1 Year Ended                               From 10/1/93
                                                        12/31/96                                   (inception) to
                                                                                                   12/31/96
Class A                                                 16.2%                                      13.8%
Class B                                                 16.1%                                      14.3%
Class C                                                 20.1%                                      15.0%
Class Y                                                 22.4%                                      15.7%


FOUNDATION                      3 Months Ended          1 Year Ended          5 Years              From inception
                                3/31/97                 3/31/97               Ended                ****** to
                                                                              3/31/97              3/31/97
Class A                         (4.9%)                  7.5%                  -                    15.2%

Class B                         (5.3%)                  7.0%                  -                    15.7%
Class C                         (1.3%)                  11.0%                 -                    16.7%
Class Y                          0.0%                   13.2%                 13.6%                15.7%


TAX STRATEGIC                   3 Months Ended          1 Year Ended                               From inception
                                3/31/97                 3/31/97                                     To 3/31/97
Class A                         (3.8%)                  10.3%                                      15.9%
Class B                         (4.2%)                  10.0%                                      17.1%


TAX STRATEGIC                   3 Months Ended          1 Year Ended                               From inception
                                3/31/97                 3/31/97                                     To 3/31/97
Class C                         (0.2%)                  13.8%                                      17.5%
Class Y                         (1.0%)                  16.1%                                      14.7%



BALANCED                        3 Months                1 Year                5 Years              From inception*
                                Ended                   Ended                 Ended                to 3/31/97
                                3/31/97                 3/31/97               3/31/97
Class A                         (4.5%)                  4.4%                   9.9%                10.5%
Class B                         (4.9%)                  4.0%                   -                    9.2%
Class C                         (0.9%)                  7.4%                  -                    11.8%
Class Y                         0.3%                    9.9%                  11.2%                11.3%


UTILITY                                                 1 Year Ended                               From inception***to
                                                        12/31/96                                   12/31/96
Class A                                                 -.6%                                       7.1%
Class B                                                  -1.3%                                      7.2%
Class C                                                 2.5%                                       12.4%
Class Y                                                 4.5%                                       11.2%


VALUE                                                   1 Year Ended          5 Years Ended        From inception***to
                                                        12/31/96              12/31/96             12/31/96
Class A                                                 13.3%                 12.4%                13.4%
Class B                                                 13.1%                 --                    14.1%
Class C                                                 17.1%                 --                   18.8%
Class Y                                                 19.2%                  13.8%                15.7%


TOTAL RETURN                                            1 Year Ended          5 Years Ended        From inception****
                                                        11/30/96              11/30/96             to 11/30/96
Class A                                                 22.4%                 13.8%                11.4%
Class B                                                 24.7%                 __                   13.7%
Class C                                                 28.7%                 __                   14.3%


     Total Return commenced offering Class Y shares effective December 15, 1996.


* Inception date: Class A - June 6, 1991; Class B - January 26, 1993; Class C - September 2, 1994; Class Y - April 1, 1991.

** Inception date: Class A - January 4, 1994; Class B - January 4, 1994; Class C
- September 2, 1994; Class Y - February 28, 1994.

*** Inception date: Class A - April 12, 1985; Class B - January 25, 1993; Class C - September 2, 1994; Class Y - December 31, 1990.

****Inception date: Class A - February 13, 1987; Class B and Class C- February 1, 1993.

***** Inception date: Class A, B and C - January 3, 1995; Class Y - March 14, 1988.

****** Inception date: Class A, B and C - January 3, 1995; Class Y- January 2, 1990.

******* Inception date: Class A - January 17, 1995; Class B - January 6, 1995; Class C - March 3, 1995; Class Y - November 2, 1993

         The performance numbers for Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal investment in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                         YIELD = [2[(a-b/cd)+ 1]6-1]

Where   a = Interest earned during the period
        b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

     Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

        The yield of American Retirement, Foundation, Tax Strategic and Balanced, except Total Return, for the thirty-day period ended March 31, 1997 (January 31, 1997 with respect to Income and Growth and December 31, 1996 with respect to Growth and Income, Small Cap, Utility and Value) for each Class of shares offered by the Funds is set forth in the table below:



                        Income and Growth         Tax Strategic
Class A                          3.32%                    2.49%
Class B                          2.76%                    1.89%
Class C                          2.76%                    1.82%
Class Y                          3.73%                    2.88%



                           Growth and Income             Balanced
Class A                           .54%                     3.49%
Class B                          -.17%                     2.89%
Class C                          -.17%                     2.92%
Class Y                           .81%                     3.93%


                       American Retirement                 Utility
Class A                            3.10%                    3.70%
Class B                            2.49%                    3.13%
Class C                            2.49%                    3.13%
Class Y                            3.52%                    4.14%



                               Small Cap                   Value
Class A                          2.13%                    1.43%
Class B                          1.50%                     .66%
Class C                          1.51%                     .66%
Class Y                          2.48%                    1.78%




                               Foundation
Class A                           3.79%
Class B                           3.19%
Class C                           3.19%
Class Y                           4.24%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


--------------------------------------------------------------------------------


                                     GENERAL

--------------------------------------------------------------------------------


     From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Income and Growth) or KPMG Peat Marwick LLP (in the case of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Foundation, Tax Strategic, Value, and Total Return) are incorporated by reference into this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"

                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

     Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o   SP-2  Satisfactory capacity to pay principal and interest.

         o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

          Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.